Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 9 — INCOME TAXES

The operations of the Company are included in a consolidated U.S. Federal income tax return filed by Clear Channel Communications for pre-merger periods and CC Media Holdings for the post-merger periods. However, for financial reporting purposes, the Company's provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. Federal income tax returns with its subsidiaries.

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Current — Federal	$(340)	$6,600	$38,067
Current — foreign	(50,285)	(40,720)	(14,907)
Current — state	5,936	(1,841)	(6,391)
Total current	(44,689)	(35,961)	16,769
Deferred — Federal	(8,986)	21,134	88,972
Deferred — foreign	13,708	(3,859)	30,398
Deferred — state	(3,329)	(2,913)	12,971
Total deferred	1,393	14,362	132,341
Income tax benefit (expense)	$(43,296)	$(21,599)	$149,110

For the year ended December 31, 2011 the Company recorded current tax expense of $44.7 million as compared to $36.0 million for the 2010 year. The change in current tax was due primarily to an increase in income before income taxes for the Company. This was partially offset by the effects of the settlement of U.S. Federal and state tax examinations that resulted in a net reduction of current tax expense during the year.

Deferred tax benefits decreased $13.0 million for the year ended December 31, 2011 compared to 2010, primarily due to a decrease in Federal tax losses in 2011. In addition, in 2010 a valuation allowance of $13.6 million was recorded against deferred tax assets related to capital allowances in foreign jurisdictions due to the uncertainty of the ability to realize those assets in future periods.

Significant components of the Company's deferred tax liabilities and assets as of December 31, 2011 and 2010 are as follows:

(In thousands)	2011	2010
Deferred tax liabilities:
Intangibles and fixed assets	$904,870	$839,409
Foreign	40,404	52,202
Investments in nonconsolidated affiliates	—	222
Equity in Earnings	131	—
Other investments	4,740	13,305
Total deferred tax liabilities	950,145	905,138
Deferred tax assets:
Accrued expenses	3,641	9,224
Equity in earnings	—	66
Investments in nonconsolidated affiliates	143	—
Deferred income	14	47
Net operating loss carryforwards	113,300	66,270
Bad debt reserves	1,883	1,913
Other	16,166	13,480
Total deferred tax assets	135,147	91,000
Less: Valuation Allowance	10,323	13,580
Net deferred tax assets	124,824	77,420
Net deferred tax liabilities	825,321	827,718
Less: current portion	(2,389)	850
Long-term net deferred tax liabilities	$822,932	$828,568

At December 31, 2011, the Company had recorded net operating loss carryforwards (tax effected) for federal and state income tax purposes of $113.3 million, expiring in various amounts through 2031. The Company expects to realize the benefits of the majority of net operating losses based on its expectations as to future taxable income from deferred tax liabilities that reverse in the relevant carryforward period and therefore the Company has not recorded a valuation allowance against those losses.

At December 31, 2011 and 2010, net deferred tax assets include a deferred tax asset of $15.9 million and $13.5 million, respectively, relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation.  Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date.   Accordingly, there can be no assurance that the stock price of the Company's Common Stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in our balance sheet.  See Note 10 for additional discussion of ASC 718-10.

The deferred tax liabilities associated with intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired permits and tax deductible goodwill created from the Company's various stock acquisitions. In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize its book basis in permits. As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its permits and tax deductible goodwill or sells its permits. As the Company continues to amortize its tax basis in its permits and tax deductible goodwill, the deferred tax liability will increase over time.

The reconciliation of income tax computed at the U.S. Federal statutory tax rates to income tax benefit (expense) is:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Income tax benefit (expense) at
statutory rates	$(37,280)	$19,187	$357,576
State income taxes, net of Federal
tax benefit	2,607	(4,754)	6,580
Foreign taxes	(3,617)	(31,098)	(92,929)
Nondeductible items	(550)	(500)	(405)
Tax contingencies	(2,360)	1,142	2,901
Impairment charge	—	—	(113,712)
Other, net	(2,096)	(5,576)	(10,901)
Income tax benefit (expense)	$(43,296)	$(21,599)	$149,110

During 2011, the Company recorded tax expense of approximately $43.3 million. The 2011 income tax expense and 40.6% effective tax rate were impacted primarily by the Company's inability to benefit losses in certain foreign jurisdictions as well as additional tax expense recorded for interest on uncertain tax positions. The effects of the items mentioned above were partially offset by a reduction in tax expense recorded during 2011 related to the settlement of U.S. Federal and state tax examinations during the year. Foreign income before income taxes was approximately $94.2 million for 2011.

All tax liabilities owed by the Company are paid by the Company or on behalf of the Company by Clear Channel Communications through an operating account that represents net amounts due to or from Clear Channel Communications.

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense.  The total amount of interest accrued at December 31, 2011 and 2010, was $8.8 million and $11.4 million, respectively. The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2011 and 2010, was $48.9 million and $54.2 million, respectively, of which $42.1 million and $46.6 million is included in “Other long-term liabilities” and $1.6 million and $2.9 million is included in “Accrued Expenses” on the Company's consolidated balance sheet. In addition, $5.2 million and $4.7 million of unrecognized tax benefits are recorded net with the Company's deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2011 and 2010, respectively. The total amount of unrecognized tax benefits at December 31, 2011 and 2010 that, if recognized, would impact the effective income tax rate is $36.7 million and $41.4 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In thousands)	Years Ended December 31,
	2011	2010
Balance at beginning of period	$42,807	$47,568
Increases due to tax positions taken in the current year	3,303	2,540
Increases due to tax positions taken in previous years	3,415	6,265
Decreases due to tax positions taken in previous years	(7,833)	(6,594)
Decreases due to settlements with taxing authorities	(1,559)	(1,879)
Decreases due to lapse of statute of limitations	(55)	(5,093)
Balance at end of period	$40,078	$42,807

Pursuant to the Tax Matters Agreement between Clear Channel Communications and the Company, the operations of the Company are included in a consolidated U.S. Federal income tax return filed by Clear Channel Communications.  In addition, the Company and its subsidiaries file income tax returns in various state and foreign jurisdictions.  During 2011, the Company settled several state tax examinations. As a result of the settlements, the Company paid $1.6 million in additional tax and reversed the excess liabilities related to the settled tax years. During 2010, the Company reached a settlement with the Internal Revenue Service (“IRS”) related to the tax years 2005 and 2006. As a result of the settlement the Company paid approximately $1.0 million, inclusive of interest, to the IRS and reversed the excess liabilities related to the effectively settled tax years. The IRS is currently auditing Clear Channel Communications' and the Company's 2007 and pre-merger 2008 tax year and CC Media Holdings' and the Company's post-merger 2008 tax year. In addition, the Company effectively settled several state and foreign tax examinations during 2010 that resulted in a reduction to our net tax liabilities to reflect the tax benefits of the settlements. Substantially all material state, local and foreign income tax matters have been concluded for the years through 2003.